LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

on behalf of

LEGG MASON PARTNERS VARIABLE MID CAP CORE PORTFOLIO

(the “fund”)

Supplement Dated November 1, 2006

to

Prospectus and Statement of Additional Information, each Dated February 28, 2006

The information set forth under the headings, “Investments, risks and performance” and “More on the fund’s investments” in the Prospectus is revised and superseded to read as follows:

•	INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Key Investments

Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes in equities, or other investments with similar economic characteristics, of medium sized companies. Medium-sized companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap 400 Index or the Russell Midcap Index, as defined from time to time. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. As of May 31, 2006, the market capitalization range of the S&P MidCap 400 Index was from $400 million to $16.5 billion and the market capitalization range of the Russell Midcap Index was from $660 million to $27.3 billion.

Selection process

The fund pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. The manager obtains market information about the universe of investment candidates and distills that information to cull prospective investments. The manager then establishes market-implied growth and return expectations based on current trading price and challenges those expectations using its insight and proprietary analysis. In selecting companies, the manager considers:

■	Cash flow generation relative to operating assets and market valuation
■	Earning power relative to operating assets and market valuation
■	Growth prospects relative to company historical growth rates and market expectations
■	Capital allocation discipline
■	Balance sheet strength and dynamics
■	Returns on capital
■	Quality of company management and soundness of strategic plan

While markets are relatively efficient in the long-term with economic fundamentals driving asset prices, market inefficiencies often occur as evidenced by the disproportionate volatility of stock prices relative to publicly available information. The manager believes its disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, in the event of the following:

■	U.S. stock markets perform poorly relative to other types of investments
■	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	Foreign securities prices decline
■	Medium capitalization stocks fall out of favor with investors
■	The manager’s judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect

Because the fund invests primarily in medium capitalization companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large capitalization companies. Medium capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies. They may have shorter operating histories and more erratic businesses, although they generally have more established businesses than small capitalization companies. The prices of medium capitalization stocks tend to be more volatile than the prices of large capitalization stocks.

In addition, effective December 1, 2006, the fund will be permitted to engage in short-selling. Short-selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.

•	MORE ON THE FUND’S INVESTMENTS

Short sales

Effective December 1, 2006, if the fund believes that an issuer’s stock is overvalued and will decline in price, the fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. Short sales may be considered a speculative technique and may involve risks beyond the fund’s initial investment.

The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever the fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

The nonfundamental policy of the fund set forth under the heading “Investment Restrictions” in the fund’s Statement of Additional Information is revised to remove the restriction from engaging in short sales.

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